EXHIBIT NO. 99

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road Mayfield Village, Ohio 44143 http://www.progressive.com	Thomas A. King (440) 395-2260

FOR IMMEDIATE RELEASE

MAYFIELD VILLAGE, OHIO — December 9, 2004 — The Progressive Corporation today reported the following results for November 2004:

	November	November
(millions, except per share amounts)	2004	2003	Change
Net premiums written	$937.0	$875.5	7%
Net premiums earned	1,019.3	939.5	8%
Net income	93.8	99.5	(6)%
Per share	.46	.45	2%
Combined ratio	89.6	86.7	(2.9) pts.

See the “Income Statement” for further month and year-to-date information.

     Progressive’s Personal Lines business units write insurance for private passenger automobiles and recreation vehicles. Progressive’s Commercial Auto business unit writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses. The Company’s other businesses principally include writing directors’ and officers’ liability insurance and managing the Company’s run-off businesses. See “Supplemental Information” for the month and year-to-date results.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENT
November 2004
(millions – except per share amounts)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Direct premiums written	$961.1

Net premiums written	$937.0

Revenues:
Net premiums earned	$1,019.3
Investment income	42.8	Includes $3.8 million of special common stock dividends received.
Net realized gains (losses) on securities	(4.3)	Includes $6.0 million of write-downs on common stocks determined to be other-than-temporarily impaired.
Service revenues	3.6

Total revenues	1,061.4

Expenses:
Losses and loss adjustment expenses	699.6
Policy acquisition costs	109.4
Other underwriting expenses	104.7
Investment expenses	.8
Service expenses	2.3
Interest expense	6.8

Total expenses	923.6

Income before income taxes	137.8
Provision for income taxes	44.0

Net income	$93.8

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	199.1

Per share	$.47

Diluted:
Average shares outstanding	199.1
Net effect of dilutive stock-based compensation	3.3

Total equivalent shares	202.4

Per share	$.46

1See the Monthly Commentary at the end of this release for additional discussion. Also see Note 1 to the Company’s 2003 audited consolidated financial statements included in the Company’s 2003 Annual Report, which can be found at progressive.com/annualreport, for a description of the Company’s reporting and accounting policies.

The following table sets forth the total return on investments for the month:

Fully taxable equivalent total return:
Fixed income securities	(.6)%
Common stocks	4.6%
Total portfolio	.1%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENTS
November 2004 Year-to-Date
(millions – except per share amounts)
(unaudited)

	Year-to-Date
	2004	2003	% Change
Direct premiums written	$12,533.0	$11,304.5	11

Net premiums written	$12,242.6	$11,052.1	11

Revenues:
Net premiums earned	$11,899.7	$10,405.6	14
Investment income	444.9	421.3	6
Net realized gains (losses) on securities	89.9	15.3	488
Service revenues	44.1	38.1	16
Other income[1]	—	31.2	NM

Total revenues	12,478.6	10,911.5	14

Expenses:
Losses and loss adjustment expenses	7,778.5	7,018.8	11
Policy acquisition costs	1,282.5	1,146.7	12
Other underwriting expenses	1,126.5	924.3	22
Investment expenses	12.8	10.7	20
Service expenses	22.6	23.9	(5)
Interest expense	73.8	87.7	(16)

Total expenses	10,296.7	9,212.1	12

Income before income taxes	2,181.9	1,699.4	28
Provision for income taxes	712.7	556.6	28

Net income	$1,469.2	$1,142.8	29

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	214.1	216.9	(1)

Per share	$6.86	$5.27	30

Diluted:
Average shares outstanding	214.1	216.9	(1)
Net effect of dilutive stock-based compensation	3.4	4.0	(15)

Total equivalent shares	217.5	220.9	(2)

Per share	$6.76	$5.17	31

NM = Not Meaningful

1Amount represents estimated interest earned through November 30, 2003, on an income tax refund the Company received in 2004.

The following table sets forth the total return on investments for the year-to-date period:

	2004	2003
Fully taxable equivalent total return:
Fixed income securities	3.4%	4.6%
Common stocks	7.7%	22.8%
Total portfolio	4.0%	7.2%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
November 2004
($ in millions)
(unaudited)

Current Month

	Personal Lines			Commercial
				Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[2]	Total
Net Premiums Written	$550.4	$263.3	$813.7	$121.8	$1.5	$937.0
% Growth in NPW	4%	9%	5%	20%	(6)%	7%
Net Premiums Earned	$605.6	$290.5	$896.1	$120.8	$2.4	$1,019.3
% Growth in NPE	6%	12%	8%	15%	(29)%	8%
GAAP Ratios
Loss/LAE ratio	68.9	71.4	69.7	62.7	(17.5)	68.6
Expense ratio	20.8	21.7	21.1	19.9	33.7	21.0

Combined ratio	89.7	93.1	90.8	82.6	16.2	89.6

Actuarial Adjustments[1]
Reserve Decrease/(Increase)
Prior accident years						$(4.3)
Current accident year						(7.1)

Calendar year actuarial adjustment	$(7.6)	$(4.1)	$(11.7)	$.5	$(.2)	$(11.4)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(4.3)
All other development						3.6

Total development						$(.7)

Calendar year loss/LAE ratio						68.6

Accident year loss/LAE ratio						68.5

Statutory Ratios
Loss/LAE ratio						68.7
Expense ratio						21.4

Combined ratio						90.1

1 Represents adjustments solely based on the Company’s corporate actuarial review.

2Negative loss/LAE ratio reflects favorable “other development” in the Company’s other businesses.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
November 2004 Year-to-Date
($ in millions)
(unaudited)

Year-to-Date

	Personal Lines			Commercial
				Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses	Total
Net Premiums Written	$7,267.1	$3,471.1	$10,738.2	$1,481.3	$23.1	$12,242.6
% Growth in NPW	8%	15%	10%	17%	(55)%	11%
Net Premiums Earned	$7,141.4	$3,354.8	$10,496.2	$1,372.5	$31.0	$11,899.7
% Growth in NPE	12%	18%	14%	22%	(49)%	14%
GAAP Ratios
Loss/LAE ratio	66.2	65.7	66.0	60.8	50.4	65.4
Expense ratio	20.2	20.5	20.3	19.2	46.7	20.2

Combined ratio	86.4	86.2	86.3	80.0	97.1	85.6

Actuarial Adjustments[1]
Reserve Decrease/(Increase)
Prior accident years						$33.8
Current accident year						(22.1)

Calendar year actuarial adjustment	$10.3	$3.8	$14.1	$(2.0)	$(.4)	$11.7

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$33.8
All other development						49.4

Total development						$83.2

Calendar year loss/LAE ratio						65.4

Accident year loss/LAE ratio						66.1

Statutory Ratios
Loss/LAE ratio						65.4
Expense ratio						19.6

Combined ratio						85.0

Statutory surplus						$5,002.3

	November	November
Policies in Force	2004	2003	Change
(in thousands)
Agency – Auto	4,262	3,967	7%
Direct – Auto	2,077	1,839	13%
Other Personal Lines[2]	2,352	1,989	18%

Total Personal Lines	8,691	7,795	11%

Commercial Auto Business	420	364	15%

1 Represents adjustments solely based on the Company’s corporate actuarial review.

2 Includes insurance for motorcycles, recreation vehicles, mobile homes, watercraft, snowmobiles, homeowners and similar items.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions– except per share amounts)
(unaudited)

November
2004
CONDENSED GAAP BALANCE SHEET:[1]
Investments -
Available-for-sale:
Fixed maturities, at market (amortized cost: $9,160.2)	$9,226.6
Equity securities, at market:
Preferred stocks (cost: $723.4)	742.5
Common equities (cost: $1,312.8)	1,783.9
Short-term investments, at amortized cost (market: $1,881.9)	1,881.9

Total investments[2]	13,634.9
Net premiums receivable	2,351.0
Deferred acquisition costs	451.6
Other assets	1,309.6

Total assets	$17,747.1

Unearned premiums	$4,245.7
Loss and loss adjustment expense reserves	5,267.7
Other liabilities[2]	2,039.8
Debt	1,290.3
Shareholders’ equity	4,903.6

Total liabilities and shareholders’ equity	$17,747.1

Common Shares outstanding	200.4
Shares repurchased – November	—
Average cost per share	$—
Book value per share	$24.47
Return on average shareholders’ equity	29.5%
Net unrealized pre-tax gains on investments	$556.6
Debt to total capital ratio	20.8%

1Pursuant to SFAS 113, “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts,” loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $262.6 million.

2Amounts include net unsettled security acquisitions, including repurchase commitments, of $444.8 million.

Monthly Commentary

•	Growth continued to slow in the Company’s Personal Lines businesses. Six markets had year-to-date net premiums written growth of 20% or greater; these markets represented 11% of the total Personal Lines premiums. Nineteen states (44% of total Personal Lines) grew less than 10%.

•	The Commercial Auto business growth is also slowing; however, reported November growth was favorably impacted by the continued reduction in an inventory of unprocessed applications. The Company does not expect this issue to have an effect on future month’s reported results.

•	The Company continued to experience strong profitability. Five markets in which the Company writes Personal Lines business were unprofitable for the month. For the year-to-date period, all Personal Lines markets were profitable.

•	The pretax recurring book yield of the investment portfolio was 4.1% for the month and 3.8% year-to-date.

•	At November month-end, the net unrealized gains in the investment portfolio were $556.6 million, a decrease of $33.7 million from October 2004 and $86.8 million from year-end 2003. In the fixed-income portfolio, the duration was 2.9 years and the weighted average credit quality remained AA+.

•	Pursuant to the Company’s fiscal calendar for 2004, December will be a 5-week month. The Company operates on a fiscal calendar that typically consists of a 52-week year, with 13-week quarters and a 4-week December. Under this accounting calendar, the Company periodically recognizes an additional week of activity, as is the case for 2004. Consequently, the Company’s fiscal 2004, fourth quarter and December will each include an additional week, which will affect comparisons of those periods to prior years.

The Progressive group of insurance companies ranks third in the nation for auto insurance based on premiums written. The companies that offer insurance directly (by phone at 1-800-PROGRESSIVE and online at progressive.com) market their products and services through the “Progressive Direct” brand, while the companies that offer insurance through more than 30,000 independent agencies in the U.S. market their products and services through the “Drive Insurance from Progressive” brand. The Common Shares of The Progressive Corporation, the holding company, are publicly traded at NYSE:PGR. More information can be found at progressive.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the accuracy and adequacy of the Company’s pricing and loss reserving methodologies; pricing competition and other initiatives by competitors; the Company’s ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of the Company’s advertising campaigns; legislative and regulatory developments; the outcome of litigation pending or that may be filed against the Company; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; the Company’s ability to maintain the uninterrupted operation of its facilities, systems (including information technology systems) and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Reported results, therefore, may appear to be volatile in certain accounting periods.